NUVEEN LOUISIANA MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Steven M. Hlavin has been named portfolio manager of the fund, succeeding Scott R. Romans, who is no longer portfolio manager of the fund.

Mr. Hlavin is a Vice President at Nuveen Asset Management, LLC. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios. In addition to his portfolio management duties, he manages the firm’s tender option bond program. Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-LA-0111P